Dear Shareholder:
     We are not as smart as we looked last year, nor were we as dumb as we looked the year before. We are rational, patient value investors watching the Age of Irrational Exuberance become less of both:
2000

Nasdaq Composite	-39.3%
S&P 500	-9.1%
Dow Jones Industrial Average	-6.4%
Morningstar Large Value Funds Index	5.5%

Your Portfolio	37.4%

The Most Important Part of Making Money Is
not losing it. Capital preservation is easy to forget in an exciting bull market. That is, however, the most important time to remember it. For better (as in 2000) and worse (as in 1999) we have been consistent in following three policies to prevent the permanent loss of the capital you have entrusted to our care.
     Avoiding the areas of obvious overvaluation is emotionally hard but intellectually easy. It is emotionally difficult for competitive people to see other investors doing well by buying stocks that sell at astounding prices and then go higher. It was very easy to identify those popular stocks as Internet and technology companies. A few of those formerly exciting dot-com companies will succeed, but most are running out of the normally dull asset called cash. (Like the air we breathe, no one thinks much about cash until it begins to run out. Then one thinks of nothing else.) Many of the formerly favored large technology companies have experienced operational and profit problems, calling into question the assumption of perpetual hyper-growth that had been the basis of their previous high prices. Like penguins trapped far at sea on a slowly melting iceberg, speculators in these stocks face a shrinkage of trouble-free technology stocks in which to place their faith, hope, and capital.
     Maintaining a margin of safety is the second tactic we employ to preserve your capital. We buy stocks at a discount of at least 30% to our estimate of the intrinsic value of the underlying businesses. When we are right about that value, there is a reasonable expectation that the stock's price eventually will rise to match it. When we are wrong, we have to be very wrong before permanent loss of capital takes place.
     When we can't find enough good, cheap companies to buy, we are not shy about holding cash in your portfolio. We have been fully invested in the past and look forward to being so again in the future. We intend to remain patient, however, so that we invest your remaining cash when the available opportunities fully justify it.

Not Much to Buy
     Our normal expectation is that sharp declines in equity prices will present good opportunities for us to buy cheap stocks. That has not happened, at least not yet. The largest losses have taken place in the stocks that were most unreasonably priced, so "cheaper than before" does not equate to "cheap enough to buy." Conversely, the kind of stocks we normally favor- good, understandable businesses at reasonable prices - have gone up in many cases. There are some new stocks in your portfolio, but not as many as might be expected from the general declines in the market averages.

The Wealth (Poverty) Effect
     Question: How did the boom of the 1990s resemble the depression of the 1930s? Answer: The personal savings rate plunged to zero on both occasions. The reason was understandable during the depression; survival mattered more than savings. The reasons are less clear recently, but the most important cause may be the wealth effect, the charming belief that no savings out of current income are necessary because one's stock portfolio will soar forever. The impact of this wealth effect has been to boost personal consumption and corporate profits.
     The impact of declining equity prices is unlikely to be symmetrical with rising ones. Behavioral psychologists have clever experiments to demonstrate that the pleasure of a dollar gained is much less than the pain of a dollar lost (and the fear of more losses to come). After years of saving nothing for retirement or a rainy day, consumers may rediscover the hard virtue of saving in a major way. While the future shape of the poverty effect is unclear, what is clear is a significant change in the role of stock prices -the stock market used to reflect economic events in a passive fashion, but now is an active force in shaping them. That force can go in both directions.

Four Dangerous Words
     "It's different this time" may be the four most dangerous words in investing. There always is an element of truth to that statement, but truth is secondary to its real purpose of justifying (or rationalizing) very high prices attached to a favored group of stocks, most recently Internet and technology shares. The high prices usually are accompanied by such powerful incentives as "Everyone is doing it" and "I'll get rich quick." In their calm moments most investors probably realize their speculations make no sense, but many proceed on the seldom-stated and deeply-felt assumption of "I'll get out first." Very few really do.
     For the very many who do not get out first, the next step may be "Buy more on dips." That was a profitable strategy during the bull market of the 1990s. As small dips accumulate into large losses thought turns to the unanswerable question, "What was I thinking?" The next temptation is to play the impossible game of "Search for the bottom," often accompanied by "I'll wait for breakeven." The wait can be a long one; an investor who bought the hottest technology stock of 1929 (Radio Corporation of America) waited forty (yes, 40) years to breakeven. When the wait becomes unbearable, the last step is a call to a broker with the order "Get me out now!"
     Will the current bear market go through all the unpleasant steps above? Neither we nor anyone else knows. We do know that, even after its recent decline, the stock market as a whole still is valued at levels in excess of those found at past bull market peaks. We also know that there is still a great deal of investor complacency and confidence that "stocks always come back." Maybe that confidence will be justified by higher share prices soon. Maybe that confidence will be shattered as the currently concentrated bear market engulfs other stocks including our own. While we are confident of the long-term value of your portfolio, we also recognize (and you should too) that the stock market can become as irrationally depressed in the future as it was irrationally exuberant in the past.

A Milestone
     Pacific Financial Research, your fund's investment advisor, is now 20 years old. Coincident with that milestone, Morningstar provided another by selecting Clipper as the domestic equity Fund Manager of the Year 2000. We would like to take this occasion to thank our shareholders for the trust and confidence that have made our anniversary possible. We especially appreciate your confidence at this point last year when we did our best to be rational and patient (less charitably, stubborn and clueless) in the face of the greatest speculative mania in American financial history. We will need your patience and confidence some time again, but we cannot tell you when.
Sincerely,

James Gipson
Chairman & President
January 19, 2001

Investment Portfolio
December 31, 2000

Common Stocks (65.8%)

Shares		Value

	Aerospace & Defense (4.8%)
429,400	Litton Industries, Inc.*	33,788,412
935,100	Lockheed Martin Corporation	31,746,645
		65,535,057
	Computer Services (2.1%)
508,400	Electronic Data Systems Corporation	29,360,100

	Consumer Products (3.3%)
1,442,800	Newell Rubbermaid Inc.	32,823,700
429,400	Fortune Brands Inc.	12,882,000
		45,705,700

	Food & Tobacco (15.3%)
1,984,200	Philip Morris Companies Inc.	87,304,800
1,177,100	McDonald's Corporation	40,021,400
1,581,100	Sara Lee Corporation	38,835,769
1,223,600	UST Inc.	34,337,275
668,400	Tyson Foods Inc. Class A	8,522,100
		209,021,344
	Health Care (1.2%)
367,200	Tenet Healthcare Corporation*	16,317,450

	Insurance (1.0%)
417,040	Old Republic International Corporation	13,345,280

	Mortgage Finance (12.2%)
1,479,700	Freddie Mac	101,914,337
584,800	Fannie Mae	50,731,400
201,500	Golden West Financial Corporation	13,601,250
		166,246,987
	Real Estate Investments (10.7%)
815,300	Equity Residential Properties Trust	45,096,281
851,500	Equity Office Properties Trust	27,780,187
889,700	Archstone Communities Trust	22,909,775
785,000	Security Capital Group Inc./Class B*	15,749,062
504,000	Mack-Cali Realty Corporation	14,395,500
266,000	Apartment Investment & Management Company	13,283,375
198,900	General Growth Properties, Inc.	7,197,694
		146,411,874
	Retailing (5.6%)
3,045,100	Staples, Inc.*	35,970,244
840,900	Target Corporation	27,119,025
1,859,800	Office Depot, Inc.*	13,251,075
		76,340,344
	Special Situations (8.5%)
1,114,200	Manpower Inc.	42,339,600
1,208,400	R.R. Donnelley & Sons Company	32,626,800
726,400	The Stanley Works	22,654,600
341,500	H&R Block, Inc.	14,129,563
74,900	Great Lakes Chemical Corporation	2,785,344
261,400	Airgas, Inc.*	1,780,788
		116,316,695
	Total Common Stocks (Cost $676,768,411)	898,801,519

Short Term Investments (30.9%)
Par Value
	Federal Home Loan Bank (9.1%)
109,345,000	5.500%, due 8/13/01	109,123,030
15,180,000	5.865%, due 6/29/01	15,177,571
Total Short Term Notes (Cost $124,294,341)		124,300,601

	State Street Repurchase Agreemenst (21.8%) (note 6)
298,337,000	5.500%, due 1/02/01 (Cost $298,337,000)	298,337,000

Total Short Term Investments (Cost $422,631,341)		422,637,601

Total Investment Portfolio (96.7%) (Cost $1,099,399,752)		1,321,439,120
Cash and Receivables less Liabilities (3.3%)		44,936,951
Net Assets (100.0%)		$ 1,366,376,071 ===========

See notes to financial statements.
*Non-income producing securities

Statement of Assets and Liabilities
As of December 31, 2000
Assets:
Investment Portfolio:
Investment securities, at market value (identified cost: $1,099,399,752)	$1,321,439,120
Cash	225
1,321,439,345
Receivable for:
Fund shares sold	44,190,759
Dividends and interest	3,990,333
Directed commission recapture (Note 5)	77,203
48,258,295
1,369,697,640
Liabilities:
Payable for:
Fund shares repurchased	2,103,153
Accrued expenses (including $1,026,697 due adviser)	1,215,203
Distributions	3,213
3,321,569
Net Assets: (equivalent to $79.25 per share on 17,241,284 shares
of Capital Stock outstanding-200,000,000 shares authorized)	$ 1,366,376,071 ===========
Summary of Shareholders' Equity:
Paid-in Capital (Note 7)	$1,144,336,703
Unrealized appreciation of investments (Note 4)	222,039,368
Net assets at December 31, 2000	$ 1,366,376,071 ===========

Statement of Operations
Year Ended December 31, 2000

Investment Income:
Dividends	$ 22,371,538
Interest	14,027,570
Total Investment Income	36,399,108
Expenses:
Management fee (Note 2)	$ 9,167,514
Transfer agent	447,689
Custodian and accounting (Note 5)	193,997
Postage & other	117,052
Registration fees	116,176
Printing	50,070
Insurance	26,292
Legal	25,553
Auditing	20,650
ICI Dues	15,556
Directors' fees (Note 2)	15,000
Taxes	800
Miscellaneous	5,721
	10,202,070
Reduction of Expenses (Note 5)	(279,855)
	Total Expenses	9,922,215
	Net Investment Income	26,476,893
Net Realized and Unrealized Gain on Investments:
Realized gain on investments (excluding short-term investments):
Proceeds from investments sold	581,088,231
Cost of investments sold	459,367,138
Net realized gain on investments (Notes 3 and 4)		121,721,093
Unrealized appreciation of investments:
Beginning of year	62,141,271
End of year (Note 4)	222,039,368
Increase in unrealized appreciation of investments		159,898,097
Net realized and unrealized gain on investments		281,619,190
Net Increase in Net Assets resulting from Operations	$ 308,096,083 =========

Statement of Changes in Net Assets

Year Ended December 31,
2000	1999
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 26,476,893	$ 29,888,944
Net realized gain on investments (Note 4)	121,721,093	80,800,957
Net unrealized appreciation (depreciation) of investments	159,898,097	(145,100,322)
Net increase (decrease) in net assets resulting from operations	308,096,083	(34,410,421)
Distributions to shareholders from:
Net investment income	(26,847,920)	(29,527,935)
Net realized capital gain	(121,707,058)	(80,811,350)
Return of capital (Note 7)	(316,890)	-
Decrease in net assets resulting from Distributions	(148,871,868)	(110,339,285
Capital Stock Transactions:
Proceeds from Capital Stock sold
(6,011,969 and 4,464,043 shares, respectively)	469,119,447	330,569,514
Proceeds from Capital Stock purchased by
reinvestment of dividends and distributions
(1,799,323 and 1,569,355 shares, respectively)	139,969,302	100,485,802
Cost of Capital Stock redeemed
(5,286,016 and 7,667,158 shares, respectively)	(362,658,909)	(557,902,383)
Increase (decrease) in net assets resulting
from Capital Stock transactions	246,429,840	(126,847,067)
Total increase (decrease) in net assets	405,654,055	(271,596,773)
Net Assets
Beginning of year (includes $371,027 and $10,018 of undistributed net investment income, respectively	960,722,016	1,232,318,789
End of year (includes $-0- and $371,027 of undistributed net income, respectiveley	$1,366,376,071	$ 960,722,016

Financial Highlights
		Year Ended December 31,
	2000	1999	1998	1997	1996
Per Share Data:
Net asset value,
beginning of year	$ 65.28	$ 75.37	$ 76.86	$ 67.57	$ 60.74
Income (loss) from investment operations:
Net investment income	1.83	2.27	1.64	1.36	0.83
Net realized and unrealized
gain (loss) on investments	22.40	(3.96)	11.36	19.12	11.10
Total income (loss) from
investment operations	24.23	(1.69)	13.00	20.48	11.93
Less distributions:
Dividends from net
investment income	(1.86)	(2.25)	(1.63)	(1.36)	(0.83)
Distributions of
Return of capital	(0.02)	-	-	-	-
Distributions from net
realized gain on investments	(8.38)	(6.15)	(12.86)	(9.83)	(4.27)
Net asset value, end of year	$ 79.25	$ 65.28	$ 75.37	$ 76.88	$ 67.57
Total return	37.4%	(2.0%)	19.2%	30.2%	19.4%

Ratios and Supplemental Data:
Net assets ($000's), end of period	$1,366,376	$960,722	$1,232,319	$824,083	$542,753
Ratio of expenses
to average net assets	1.09%	1.10%	1.06%	1.08%	1.08%
Ratio of net investment income
to average net assets	2.88%	2.54%	2.13%	1.84%	1.32%
Portfolio turnover rate	46%	63%	65%	31%	24%
Number of shares outstanding
at end of period (000's)	17,241	14,716	16,350	10,721	8,033

See notes to financial statements

Notes to Financial Statements
December 31, 2000

note 1 - The Clipper Fundsm ("Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end investment company. The investment objective of the Fund is long-term capital growth and capital preservation achieved primarily by investing in equity and equity substitute securities that are considered by Fund management and the Investment Adviser to have long-term capital appreciation potential. Bonds may be used when they are judged to offer higher potential long-term returns than stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles:

(a) Security Valuation - Investments in securities traded on a national securities exchange are valued at the last sale price on such exchange on the business day as of which such value is being determined. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last reported bid price. If no bid price is quoted on such day, then the security is valued by such method as the Board of Directors of the Fund shall determine in good faith to reflect its fair value. Discounts and premiums are accreted and amortized over the life of the respective securities. Short term investments are stated at amortized cost, which approximates value. All other assets of the Fund, including restricted and not readily marketable securities, are valued in such manner as the Board of Directors of the Fund in good faith deems appropriate to reflect their fair value.

(b) Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Use of Estimates - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

(d) Other - As is common in the industry, security transactions are recorded on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

note 2 - The Investment Adviser's management fee is equal to 1% per annum of the Fund's average daily net asset value. The management fee is accrued daily in computing the net asset value per share.

Each Director who is not an interested person of the Investment Adviser is compensated by the Fund at the rate of $1,250 per quarter.

note 3 - The cost of securities purchased (excluding short-term investments) for the year ended December 31, 2000, was $379,973,928. The cost of securities held is the same for Federal income tax and financial reporting purposes. Realized gains or losses are based on the specific identification method.

note 4 - During the year ended December 31, 2000, the Fund realized net capital gains of $121,721,093 from securities transactions for Federal income tax and financial reporting purposes. As of December 31, 2000, unrealized appreciation of investment securities for tax and financial reporting purposes aggregated $222,039,368 of which $225,550,064 related to appreciated securities and $3,510,696 related to depreciated securities.

note 5 - During the year ended December 31, 2000, the total amount of transactions and related commissions with respect to which the Fund directed brokerage transactions to brokers, in order to reduce custody expenses, was $221,101,194 and $383,330, respectively.

note 6 - As of December 31, 2000, the Fund held State Street Bank repurchase agreements, collateralized by U.S. Treasury Obligations, due March 31, July 31, and September 30, 2001, respectively. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller (State Street Bank & Trust Co.) of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

note 7 - Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, net operating losses, and capital loss carry forwards. In the event that distributions exceed the aggregate amount of undistributed net investment income and net realized capital gains, the excess distribution is classified as a reduction of paid-in-capital, thus reducing the tax basis of shareholders interest in the fund. For the year ended December 31, 2000, reclassification among the components of net assets are as follows:

Undistributed Net	Undistributed Net
Investment Income	Realized Gains	Paid-in Capital
$316,890	-	($316,890)

Report of Independent Auditors

To the Shareholders and Board of Directors of Clipper FundSM:

     We have audited the accompanying statement of assets and liabilities of Clipper FundSM, including the investment portfolio, as of December 31, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Clipper Fundsm at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                                                Ernst & Young llp

Los Angeles, California
January 19, 2001

Click here to see Performance Graph

Performance
December 31, 2000.
	CLIPPER	Large Value	S&P 500
One year	37.4%	5.5%	(9.1%)
Three Years	17.1	8.1	12.3
Five Years	20.1	14.1	18.3
Ten Years	19.6	15.2	17.5
Fifteen Years	16.5	13.5	16.0
Since Inception (February 29, 1984)	17.5	15.0	16.8

RISK
Third Quarter, 1998	(1.7%)	(12.6%)	(10.0%)

Fourth Quarter, 1987	(7.5%)	(19.2%)	(22.5%)

Cumulative Decline During Down Quarters	(46.3%)	(56.4%)	(60.5%)

Beta Since Inception (February 29, 1984)	0.55	0.83	1.00

Notes
All returns are historical and include changes in share price and reinvestment of dividends and capital gains. Past performance is no guarantee of future results. Investment return and principal value of investments fluctuate. Investor's shares, when redeemed, may be worth more or less than their original cost.

Clipper Fundsm 's performance is compared with that of the S&P 500 Index, an unmanaged index of 500 companies widely recognized as representative of the equity market in general and the Morningstar Large Value Funds Index, an index of 788 actively managed large value mutual funds monitored by Morningstar.

As disclosed in the letter to shareholders, the Nasdaq Composite Index, which is market-value weighted, measures all Nasdaq domestic and non-U.S. based common stocks listed on the Nasdaq Stock Market. The Dow Jones Industrial Average is an unmanaged index of 30 companies that are widely recognized as representative of the equity market in general.

CLIPPER FUNDSM
9601 Wilshire Boulevard, Suite 800
Beverly Hills, California 90210
Telephone (800) 776-5033
Shareholder Services
& Audio Response (800) 432-2504
Internet: http://www.clipperfund.com

INVESTMENT ADVISER
Pacific Financial Research, Inc.

DIRECTORS
James H. Gipson
F. Otis Booth, Jr.
Norman B. Williamson
Professor Lawrence P. McNamee
ANNUAL REPORT DECEMBER 31, 2000
TRANSFER & DIVIDEND PAYING AGENT
National Financial Data Services
Post Office Box 219152
Kansas City, Missouri 64121-9152
(800) 432-2504

Overnight Address
330 W. 9th Street, 4th Fl.
Kansas City, MO 64105

CUSTODIAN
State Street Bank and Trust Company

COUNSEL
Paul, Hastings, Janofsky & Walker LLP

INDEPENDENT AUDITORS
Ernst & Young LLP

This report is not authorized for distribution to prospective investors unless accompanied by a current prospectus.